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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 3, 2002


                                WEIGH-TRONIX, LLC
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                333-43390                         06-1510936
        ------------------------       ---------------------------------
        (Commission File Number)       (IRS Employer Identification No.)


               101 DYER STREET, SUITE 300, PROVIDENCE, R.I.   02903
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               (Address of principal executive offices)     (Zip code)


                                 (401) 272-4402
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              (Registrant's telephone number, including area code):

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

On June 3, 2002, the Registrant issued a press release reporting that it did not pay the interest due on June 3, 2002 on the 12 1/2% Senior Subordinated Notes due 2010 of SWT Finance B.V. (the "Notes"). The Indenture governing the Notes provides that an Event of Default will result if such interest payment is not paid within thirty (30) days of the date such interest payment was due.

A copy of the Registrant's press release, dated June 3, 2002, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1      Press Release, dated June 3, 2002.

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results to vary materially from those projected in the forward-looking statements.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 3, 2002                    WEIGH-TRONIX, LLC
                                           (Registrant)

                                           By: /s/ Gerald Bowe
                                               --------------------
                                            Gerald Bowe
                                            Chief Executive Officer